UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

Date of Report:  September 18, 2009

Commission file number:
000-50709

NOWAUTO GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction	Commission file number	(I.R.S. Employer
of incorporation)		Identification No.)

2090 East University, Suite 112, Tempe, Arizona 85281
(address of principal executive offices, including zip code)

(480) 990-0007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On September 18, 2009, the registrant engaged Semple, Marchal & Cooper, LLP as its independent auditor. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Semple, Marchal & Cooper, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 2, 2009	/s/ Faith Forbis